                                                                    Exhibit 21.1

                                                              JURISDICTION OF
                          SUBSIDIARIES                         INCORPORATION
Eyematic Interfaces, Inc.**................................... California, US
TRW Technar Inc.*............................................. California, US
Austrian Holdco L.L.C......................................... Delaware, US
Kelsey-Hayes Company.......................................... Delaware, US
Kelsey-Hayes Heerlen Inc...................................... Delaware, US
Kelsey-Hayes Holdings Inc..................................... Delaware, US
Kelsey-Hayes Netherlands Inc.................................. Delaware, US
KH Holdings, Inc.............................................. Delaware, US
LucasVarity Automotive Holding Company........................ Delaware, US
Methode Lucas Controls, Inc.**................................ Delaware, US
TRW Auto Holdings Inc......................................... Delaware, US
TRW Automotive (LV) Corp...................................... Delaware, US
TRW Automotive Global Receivables LLC......................... Delaware, US
TRW Automotive Holding Company................................ Delaware, US
TRW Automotive J.V. LLC....................................... Delaware, US
TRW Automotive Receivables LLC................................ Delaware, US
TRW Automotive Safety Systems Arkansas Inc.................... Delaware, US
TRW Automotive U.S. LLC....................................... Delaware, US
TRW East Inc.................................................. Delaware, US
TRW Management Co. L.L.C...................................... Delaware, US
TRW Occupant Restraint Systems (Ventures) Ltd................. Delaware, US
TRW Occupant Restraints South Africa Inc...................... Delaware, US
TRW Odyssey Inc............................................... Delaware, US
TRW Poland Holding Company.................................... Delaware, US
TRW Powder Metal Inc.......................................... Delaware, US
TRW Safety Systems Inc........................................ Delaware, US
TRW Vehicle Safety Systems Inc................................ Delaware, US
Varity Executive Payroll, Inc................................. Delaware, US
Worldwide Distribution Centers, Inc........................... Delaware, US
REMSA of America Inc.*........................................ Illinois, US
Lucas Automotive Inc.......................................... Michigan, US
TRW Intellectual Property Corp. .............................. Michigan, US
Lake Center Industries Transportation, Inc.................... Minnesota, US
Thompson Products, Inc........................................ Ohio, US
Thompson Ramo Wooldridge Inc.................................. Ohio, US
TRW Composants Moteurs Inc.................................... Ohio, US
TRW Overseas Inc.............................................. Ohio, US
TRW Fuji Valve Inc.**......................................... Tennessee, US
Varga Brakes Inc.............................................. Virginia, US
Frenos Varga S.A.*............................................ Argentina
Duly and Hansford Limited..................................... Australia
TRW Australia Holdings Limited................................ Australia
TRW Australia Limited......................................... Australia
TRW Automotive Australia Pty Ltd.............................. Australia

*  Shares of this subsidiary are owned by more than one TRW Automotive Inc.
   company.
** Joint Venture
+  Additional interest in this subsidiary is owned by non-TRW Automotive Inc.
   affiliates

                                        1

                                                              JURISDICTION OF
                          SUBSIDIARIES                         INCORPORATION
Roadster Holdings (Austria) GmbH................................. Austria
TRW Occupant Restraint Systems Ges.m.b.H......................... Austria
Polygon Reinsurance Co. Ltd...................................... Bermuda
ABC Sistemas e Modulos Ltda.**................................... Brazil
Imoval S/C Ltda.+................................................ Brazil
SM-Sistemas Modulares Ltda.**.................................... Brazil
TRW Automotive Ltda *............................................ Brazil
TRW Comercio e Participacoes Ltda.*.............................. Brazil
Varga Comercio e Representacao Ltda+............................. Brazil
Varga Servicos Automotivos Ltda.................................. Brazil
Kelsey-Hayes Canada Limited...................................... Canada
Roadster Holdings (Canada), Inc.................................. Canada
SmarTire Systems Inc.**.......................................... Canada
TRW Canada Limited............................................... Canada
TRW China Holdings Ltd........................................... Cayman Islands
TRW Holding Limited.............................................. Cayman Islands
FAW Kelsey-Hayes Automobile Chassis System, Co., Ltd.**.......... China
LucasVarity Langzhong Brake Company Limited**.................... China
Shanghai TRW Automotive Safety Systems Co., Ltd.**............... China
TRW (Ningbo) Fastening Systems Co. Ltd.**........................ China
TRW (Shanghai) Engine Valve Co. Ltd.............................. China
TRW (Suzhou) Automotive Electronics Co., Ltd.**.................. China
TRW Automotive Components (Shanghai) Co., Ltd.................... China
TRW Automotive Components Technical Services (Shanghai) Co. Ltd.. China
TRW Systems Consulting Services (Shanghai) Co. Ltd............... China
Automotive Holdings (Czech Republic) s.r.o.*..................... Czech Republic
Jinhol, .s.r.o................................................... Czech Republic
Lucas Autobrzdy SRO.............................................. Czech Republic
LucasVarity s.r.o................................................ Czech Republic
TRW Carr s.r.o................................................... Czech Republic
TRW Volant a.s................................................... Czech Republic
TRW-DAS a.s.+.................................................... Czech Republic
TRW Autoelektronika s.r.o........................................ Czech Republic
Autocruise Limited............................................... England
Automotive Holdings (UK) Limited*................................ England
British Sealed Beams Limited**................................... England
Bryce Berger Limited............................................. England
CAV Limited...................................................... England
Girling Limited*................................................. England
Globe & Simpson Provident Scheme Ltd.*........................... England
Joseph Lucas Charitable Trust Ltd. (The)......................... England
Joseph Lucas Limited............................................. England
L T Autocruise Limited........................................... England
Lucas Automotive Limited......................................... England
Lucas Datalab Limited............................................ England
Lucas Educational Trust Limited*................................. England
Lucas Electrical Limited*........................................ England

*  Shares of this subsidiary are owned by more than one TRW Automotive Inc.
   company.
** Joint Venture
+  Additional interest in this subsidiary is owned by non-TRW Automotive Inc.
   affiliates

                                        2

                                                              JURISDICTION OF
                          SUBSIDIARIES                         INCORPORATION
Lucas Employees Trust Limited*..................................... England
Lucas Export Services Limited*..................................... England
Lucas Health and Welfare Trust Limited*............................ England
Lucas Heritage Trust............................................... England
Lucas Industries Limited........................................... England
Lucas Investment Finance Limited................................... England
Lucas Investments Limited.......................................... England
Lucas Limited*..................................................... England
Lucas Service UK Limited*.......................................... England
Lucas Support Services Limited..................................... England
Lucas Transit Products Limited..................................... England
St Dunstan's Hill Finance Limited.................................. England
St Dunstan's Hill Leasing Limited.................................. England
Stylealpha Limited................................................. England
TRW Autocruise Limited............................................. England
TRW Ceramics Limited*.............................................. England
TRW INO Limited.................................................... England
TRW Investment Management Company Ltd.*............................ England
TRW Limited........................................................ England
TRW LucasVarity Electric Steering Limited.......................... England
TRW Pensions Trust Limited*........................................ England
TRW Remanufactured Steering Systems Limited*....................... England
TRW Steering Systems Limited....................................... England
TRW Supplementary Pensions Limited*................................ England
TRW Systems Limited*............................................... England
TRW U.K. Limited................................................... England
Turbocentre Limited*............................................... England
LucasVarity*+...................................................... England
Autocruise SA...................................................... France
Automotive Holdings (France) SAS................................... France
La Source Composants Moteurs S.A................................... France
Saint Jean Composants Moteurs S.A.................................. France
TRW Automotive Distribution France SAS............................. France
TRW Carr France SNC*............................................... France
TRW France Holding SAS............................................. France
TRW France Investissements EURL.................................... France
TRW France SAS..................................................... France
TRW Occupant Restraint Systems France S.A.......................... France
TRW Systemes de Freinage SAS....................................... France
Lucas Automotive GmbH.............................................. Germany
Lucas Deutschland GmbH............................................. Germany
Lucas Varity GmbH*................................................. Germany
Pacoma Hydraulik GmbH.............................................. Germany
Pneutron Priesmuth GmbH............................................ Germany
TecCom GmbH+....................................................... Germany
TRW Advanced Plastic Technologies GmbH & Co. KG*................... Germany
TRW Airbag Systems GmbH*........................................... Germany

*  Shares of this subsidiary are owned by more than one TRW Automotive Inc.
   company.
** Joint Venture
+  Additional interest in this subsidiary is owned by non-TRW Automotive Inc.
   affiliates

                                        3

                                                                 JURISDICTION OF
                             SUBSIDIARIES                         INCORPORATION

TRW Airbag Systems Holding GmbH......................................... Germany
TRW Airbag- und Automotive Safety Systems Immobilien Holding GmbH....... Germany
TRW Automotive Electronics & Components GmbH & Co. KG*.................. Germany
TRW Automotive Electronics & Components Holding GmbH*................... Germany
TRW Automotive Safety Systems GmbH...................................... Germany
TRW Automotive Safety Systems Liegenschaftsverwaltungs GmbH & Co. KG*... Germany
TRW Deutschland GmbH*................................................... Germany
TRW Deutschland Holding GmbH............................................ Germany
TRW Fahrwerksysteme GmbH & Co. KG*...................................... Germany
TRW Fahrwerksysteme Verwaltungs GmbH.................................... Germany
TRW KFZ Austrustung GmbH................................................ Germany
TRW Occupant Restraint Systems GmbH & Co. KG*........................... Germany
TRW Occupant Restraint Systems Verwaltungs GmbH......................... Germany
Varity Vermogensverwaltungs GmbH........................................ Germany
Les Minquiers Limited+.................................................. Guernsey
Brakes India Limited**.................................................. India
Goldwyn Limited+........................................................ India
Rane Engine Valves Limited**............................................ India
Rane TRW Steering Systems Limited**..................................... India
TRW Rane Occupant Restraints Limited**.................................. India
Automotive Holdings (Italy) S.r.l....................................... Italy
TRW Automotive Pumps srl................................................ Italy
TRW Automotive Ricambi Italia SpA*...................................... Italy
TRW Italia S.p.A........................................................ Italy
TRW Occupant Safety Systems S.p.A.*..................................... Italy
TRW Steering Wheel Systems S.r.l........................................ Italy
FUJI OOZX Inc.**........................................................ Japan
LucasVarity Automotive Japan KK......................................... Japan
Nippon Stud Welding Company, Ltd.+...................................... Japan
TRW Aftermarket Japan Co Ltd............................................ Japan
TRW Automotive Japan Co. Ltd............................................ Japan
TRW Automotive Finance (Luxembourg) S.a.r.l.*........................... Luxembourg
Lucas Automotive SDN BHD................................................ Malaysia
LucasVarity (M) SDN. BHD................................................ Malaysia
TRW Steering & Suspension (Malaysia) Sdn. Bhd.**........................ Malaysia
Eurofren Investments de RL de C.V....................................... Mexico
Forjas y Maquinas, S.A. de C.V.......................................... Mexico
Frenos y Mecanismos, S.A. de C.V........................................ Mexico
Revestimientos Especiales de Mexico srl de CV........................... Mexico
TRW DelPlas, S.A. de C.V.*.............................................. Mexico
TRW Electronica Ensambles S.A. de C.V.**................................ Mexico
TRW Occupant Restraints de Chihuahua, S.A. de C.V....................... Mexico
TRW Sistemas de Direcciones, S.A. de C.V.*.............................. Mexico
TRW Steering Wheel Systems de Chihuahua, S.A. de C.V.**................. Mexico
TRW Vehicle Safety Systems de Mexico S.A. de C.V.*...................... Mexico
Automotive Holdings (Poland) sp. Zoo.................................... Poland
TRW Braking Systems Polska sp zoo....................................... Poland

*  Shares of this subsidiary are owned by more than one TRW Automotive Inc.
   company.
** Joint Venture
+  Additional interest in this subsidiary is owned by non-TRW Automotive Inc.
   affiliates

                                        4

                                                              JURISDICTION OF
                          SUBSIDIARIES                         INCORPORATION
TRW Polska Sp. z o.o.......................................... Poland
TRW Safety Systems Poland Sp. z o.o........................... Poland
TRW Steering Systems Poland Sp. zo.o.......................... Poland
Lucas Automotive-Pecas e Automoveis Limitada*................. Portugal
TRW Aftermarket Asia Pacific Private Ltd...................... Singapore
Automotive Holdings (Korea), Ltd.............................. South Korea
Shin Han Valve Industrial Company, Ltd.**..................... South Korea
TRW Controls & Fasteners, Inc................................. South Korea
TRW Steering Co. Ltd.**....................................... South Korea
Automotive Acquisition SL..................................... Spain
Automotive Holdings (Spain) Sl................................ Spain
Eurofren Europea de Frenos SL*................................ Spain
Revestimientos Especiales Moldeados  S.L...................... Spain
Road House Produccion S.L..................................... Spain
Road House SL................................................. Spain
TRW Automotive Espana, S.L.................................... Spain
Wu Chou Valve Industrial Co., Ltd.**.......................... Taiwan
LucasVarity (Thailand) Co. Ltd................................ Thailand
TRW Fuji Serina Co., Ltd.**................................... Thailand
TRW Steering & Suspension Co., Ltd............................ Thailand
Heerlen ABS Manufacturing B.V.*............................... The Netherlands
Heerlen ABS Manufacturing C.V.*............................... The Netherlands
Lucas International Holdings BV............................... The Netherlands
Roadster Automotive BV........................................ The Netherlands
HEMA TRW/Otomotiv Direksiyon Sistemleri A.S.**................ Turkey
TRW Otomotiv Dagitim ve Ticaret A.S.*......................... Turkey
Varga Uruguai S.A............................................. Uruguay
Componentes Venezolanos de Direccion, S.A.**.................. Venezuela

*  Shares of this subsidiary are owned by more than one TRW Automotive Inc.
   company.
** Joint Venture
+  Additional interest in this subsidiary is owned by non-TRW Automotive Inc.
   affiliates

                                        5